UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2022

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14962	04-3477276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
Burlington,	MA	01803-4238
(Address of principal executive offices)		(Zip Code)

(781) 270-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operations and Financial Condition.

On May 23, 2022, CIRCOR International, Inc. (the “Company”) issued a press release providing selected preliminary financial information for the first quarter ended April 3, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The selected preliminary financial information for the quarterly period has not been reviewed by the Company’s independent registered public accounting firm.

Item 2.06. Material Impairments

On May 20, 2022, the Company determined that an incremental non-cash goodwill impairment charge is required for the quarter ended March 31, 2020 (the “Q1 2020 Impairment”). Additionally, the Company will take a non-cash goodwill impairment charge for the quarter ended December 31, 2021 (the “Q4 2021 Impairment”). The preliminary unaudited estimates of impairment charges disclosed herein were identified during impairment testing in connection with the preparation of the Company’s Annual Report on Form 10-K for the year ended 2021 (the “2021 Annual Report”), which will include restated financial statements for (i) the years ended December 31, 2019 and December 31, 2020, (ii) each of the quarterly and year-to-date periods for 2020 and (iii) the quarterly and year-to-date periods for the nine months ended October 3, 2021.

Our preliminary unaudited estimate of the non-cash Q1 2020 Impairment is a $20 million charge to goodwill in our Industrial reporting segment. This Q1 2020 Impairment relates to a $116 million goodwill impairment charge recorded in Q1 2020, as addressed in the Company’s Annual Report on Form 10-K for the year ended 2020, due to a decline in the company’s market capitalization relative to its consolidated book value at the beginning of the COVID-19 pandemic. The current incremental impairment is the result of a revised estimate of the original Q1 2020 impairment charge as a part of the Company’s restatement procedures. The revised estimate resulted from the correction of the Pipeline Engineering matters in the restatement of the financial statements referred to above. We do not expect the Q1 2020 Impairment to result in any future cash charges.

Our preliminary unaudited estimate of the non-cash Q4 2021 Impairment is a $10 million charge to goodwill relating to the Company’s Refinery Valves business, included in our Industrial reporting segment. The Q4 2021 Impairment is triggered by the Company’s reassessment of its reporting unit aggregation criteria as part of its annual goodwill impairment assessment. Refinery Valves was determined to be a separate reporting unit and the reassigned goodwill on a relative fair value basis was impaired. We do not expect the Q4 2021 Impairment to result in any future cash charges.

These amounts of the non-cash Q1 2020 Impairment and the non-cash Q4 2021 Impairment reflect our best estimate of the impairment charges at this time. We continue to evaluate the amount of the impairments, and until we file our 2021 Annual Report we can make no assurances these estimates will not change.

Item 7.01. Regulation FD Disclosure.

Information in Items 2.02 and the press release attached as Exhibit 99.1 are incorporated herein by reference.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K and the information related to those items in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Items 2.02 and 7.01 shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. Any further disclosures about the Company’s financial results or the results of the accounting review are currently expected only in the Company’s 2021 Annual Report on Form 10-K when filed.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the expectations the Company describes in its forward-looking statements. Substantial reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Important factors that could cause actual results to differ materially from expectations include, but are not limited to findings and conclusions of the Audit Committee’s accounting review; the Company’s expectations regarding materiality or significance; changes to the Company’s preliminary unaudited estimates of the Q1 2020 Impairment and the Q4 2021 Impairment; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures; the potential for a material weakness in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the risk that the completion and filing of the 2021 Annual Report will take longer than expected; additional information that may arise during the preparation of the Company’s financial statements; the timing of the Company regaining compliance with the NYSE’s continued listing standards; the timing and outcome, if any, of the Company’s strategic alternatives review and its potential exit from the Pipeline Engineering business unit; the impact on the Company of the situation in Russia and Ukraine; and the risks detailed from time to time in the Company’s periodic reports filed with the SEC. Before making any investment decisions regarding CIRCOR, the Company strongly advises you to read the section entitled “Risk Factors” in its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q, which can be accessed under the “Investors” link of the Company’s website at www.circor.com. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No. Description

99.1	CIRCOR Announces Selected Preliminary Financial Information for First-Quarter 2022, Provides Update On Accounting Review, and Files 12b-25 for 10-Q
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCOR INTERNATIONAL, INC.
May 23, 2022	/s/ Jessica W. Wenzell
Jessica W. Wenzell
General Counsel & Chief People Officer